Exhibit 24

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints  each of  Bruce C. Rohde and James P. O’Donnell as his Attorney-in-Fact in his name, place and stead, or either or both of them, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 25, 2003, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that either of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 2003.

/s/ Mogens C. Bay
Mogens C. Bay

Exhibit 24 (continued)

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints  each of  Bruce C. Rohde and James P. O’Donnell as his Attorney-in-Fact in his name, place and stead, or either or both of them, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 25, 2003, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that either of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 2003.

/s/ David H. Batchelder
David H. Batchelder

Exhibit 24 (continued)

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints  each of  Bruce C. Rohde and James P. O’Donnell as his Attorney-in-Fact in his name, place and stead, or either or both of them, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 25, 2003, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that either of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 2003.

/s/ Howard G. Buffett
Howard G. Buffett

Exhibit 24 (continued)

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints  each of  Bruce C. Rohde and James P. O’Donnell as his Attorney-in-Fact in his name, place and stead, or either or both of them, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 25, 2003, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that either of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 2003.

/s/ Stephen G. Butler
Stephen G. Butler

Exhibit 24 (continued)

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints  each of  Bruce C. Rohde and James P. O’Donnell as his Attorney-in-Fact in his name, place and stead, or either or both of them, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 25, 2003, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that either of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 2003.

/s/ John T. Chain, Jr.
John T. Chain, Jr.

Exhibit 24 (continued)

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints  each of  Bruce C. Rohde and James P. O’Donnell as her Attorney-in-Fact in her name, place and stead, or either or both of them, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 25, 2003, together with any and all subsequent amendments thereof, in her capacity as a Director and hereby ratifies all that either of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 2003.

/s/ Alice B. Hayes
Alice B. Hayes

Exhibit 24 (continued)

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints  each of  Bruce C. Rohde and James P. O’Donnell as his Attorney-in-Fact in his name, place and stead, or either or both of them, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 25, 2003, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that either of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 2003.

/s/ W. G. Jurgensen
W. G. Jurgensen

Exhibit 24 (continued)

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints  each of  Bruce C. Rohde and James P. O’Donnell as his Attorney-in-Fact in his name, place and stead, or either or both of them, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 25, 2003, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that either of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 2003.

/s/ Robert A. Krane
Robert A. Krane

Exhibit 24 (continued)

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints  each of  Bruce C. Rohde and James P. O’Donnell as his Attorney-in-Fact in his name, place and stead, or either or both of them, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 25, 2003, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that either of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 2003.

/s/ Mark Rauenhorst
Mark Rauenhorst

Exhibit 24 (continued)

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints  each of  Bruce C. Rohde and James P. O’Donnell as his Attorney-in-Fact in his name, place and stead, or either or both of them, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 25, 2003, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that either of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 2003.

/s/ Carl E. Reichardt
Carl E. Reichardt

Exhibit 24 (continued)

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints  each of  Bruce C. Rohde and James P. O’Donnell as his Attorney-in-Fact in his name, place and stead, or either or both of them, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 25, 2003, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that either of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 2003.

/s/ Ronald W. Roskens
Ronald W. Roskens

Exhibit 24 (continued)

POWER OF ATTORNEY

The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints  each of  Bruce C. Rohde and James P. O’Donnell as his Attorney-in-Fact in his name, place and stead, or either or both of them, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 25, 2003, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that either of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 2003.

/s/ Kenneth E. Stinson
Kenneth E. Stinson